EXHIBIT 10.1

Portions of this document have been redacted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended. Redacted portions are indicated with the notation “***”.

DATA LICENSE AND SERVICE AGREEMENT

ORDER FORM:

Effective Date:	July 1, 2014

Licensee:	CUR Media, Inc.	Licensee State of Formation:	Delaware
Licensee Notice Contact Information:	2217 New London Turnpike South Glastonbury, CT 06073 Attn: _____________ Fax: ______________	Licensee Billing Contact Information:	2217 New London Turnpike South Glastonbury, CT 06073 Attn: _______________	Tel: ________________ Fax: ________________ Email: _______________

Rovi Content delivered via FTP

Rovi Music
Rovi Content:

☐ Inform (☐NA,  ☐EU, ☐UK)

☐ Discover (☐NA, ☐EU, ☐UK)
      ☐ Rovi Cross Category Links

☒ Influence (☒NA, ☒EU, ☒UK)

☐  Experience

      ☐ Experience Images

               (NA☐, ☐EU, ☐UK)

      ☐ Premium Artist Images - Getty

               (☐NA, ☐EU, ☐UK)

      ☐ Social Media Content

               (☐NA, ☐EU, ☐UK)

      ☐ Audio Samples

               (☐US, ☐UK)

Rovi Content delivered via Data API

Rovi Music Cloud Service (Music API, Name API & Descriptor API)
☒ Inform, Discover and Experience Images ☒(NA, ☒EU, ☒UK)

Delivery Method:	☒ FTP	☒ Data API (includes up to *** API Calls per second in the aggregate for the Data APIs)

Search and Recommendations delivered via S&R API
☒ Essential Search
☒ Essential Recommendations
☒ Advanced Search and Recommendations*
☒ Personalized Search and Recommendations
Search and Recommendations:

* Delivery and use of Advanced Search and Recommendations (“Advanced S&R”) shall be subject to the terms of this Agreement (including, without limitation, Appendix 1) and the statement of work to be attached to this Agreement (i.e. via an amendment to this Agreement) which statement of work shall be negotiated in good faith and mutually agreed to by the Parties following execution of this Agreement and prior to such delivery and use. Such statement of work shall set forth all services agreed to be performed by Rovi in connection with Advanced S&R, the functionality, geographic coverage and features included in Advanced S&R, the cooperation and deliverables required from Licensee and how Rovi may use deliverables, additional fees to be paid by Licensee to Rovi (including, without limitation, setup and non-recurring engineering fees to be paid for by Licensee), timelines, deadlines and other applicable terms and conditions associated with the services performed thereunder. Any such fees shall be paid by Licensee to Rovi in addition to the License Fees set forth below. Any such fees shall be paid by Licensee to Rovi in addition to the License Fees set forth below. For the avoidance of doubt, no license to Advance S&R is granted to Licensee hereunder until the Advanced S&R SOW is executed by the applicable Parties.

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Licensee Property:

The Licensee Property shall consist of (i) the website available at the following URL: www.curmusic.com (the “Website”), and (ii) the mobile application known as CUR Music (the “Application”), each of which (a) may be made available on any hardware device and (b) allows end users to legally stream music and purchase individual music tracks as part of Licensee’s music service.

The Licensee Property shall be at all times exclusively (1) owned, controlled and operated by Licensee and (2) Licensee branded (i.e. not co-branded or white-labeled).

Permitted Use:

During the Development Period and subject to the terms and conditions of this Agreement, Licensee may use Data solely internally for solely internal, non-public, non-commercial uses and shall not use or display any Rovi Materials publicly in any way, provided, that Licensee may display Data (other than Rovi’s identification numbers included in the Data) on the Licensee Property solely in connection with a non-commercial, non-public, limited beta test of the Licensee Property by no more than one thousand (1,000) individuals (“Testers”) specifically invited by Licensee to test the Licensee Property prior to public launch of the Licensee Property (“Beta Test”), further provided that (a) the Beta Test shall be at all times controlled by Licensee, (b) the Testers shall only be permitted to view the Data as displayed on the Licensee Property for the limited purpose of internally evaluating the Licensee Property, and (c) Licensee shall ensure that no third parties are permitted to use, access or view the Data except that the Testers may view the Data as displayed in the Licensee Property.

During the Initial Term and any Extended Term and subject to the terms and conditions of this Agreement, Licensee may display Data (other than Rovi’s identification numbers included in the Data) on the Licensee Property solely in connection with the sale and promotion by Licensee on the Licensee Property of music directly corresponding to the displayed Data.

Term:

Development Period: Effective Date up to but excluding the earlier of (x) the date on which any Rovi Materials are first made available to end users on the Licensee Property, in which case Licensee shall provide Rovi with prompt written notice of such date, or (y) March 15, 2015 (the earlier of such dates, the “Launch Date”).

Initial Term: The Launch Date through and including March 14, 2017.

Extended Term: Unless one Party gives the other Party sixty (60) days written notice prior to the end of the Initial Term or an Extended Term of its desire to terminate the Agreement at the end of the Initial Term or applicable Extended Term, the Agreement shall automatically renew for additional one (1) year periods which will immediately follow the Initial Term (each such period, an “Extended Term”).

Territory:	***

License Fee:
	Payment Period	Minimum Monthly License Fee
	Development Period	$*** per month
	Initial Term Period One (Launch Date – 3/14/2016)	$*** per month
Initial Term Period Two (3/15/2016 – 3/14/2017)

During Initial Term Period Two and each Extended Term, the Minimum Monthly License Fee shall be based on the average number of Subscribers of the Licensee Property during the months of December, January and February immediately preceding Initial Term Period Two or such Extended Term, as the case may be, according to the following chart (the “Minimum Monthly Per-Subscriber License Fee”):

	Extended Term	Average number of Subscribers	Minimum Monthly Per- Subscriber License Fee:
		0 – 250,000	$***
		250,001 – 1,000,000	$***
		1,000,001 – 2,000,000	$***
		2,000,001 – 3,000,000	$***
		3,000,001 – 4,000,000	$***
		More than 4,000,000	$***

On the first date of each Extended Term (commencing with the second Extended Term) (each such date, a “Rate Increase Date”), each Minimum Monthly Per-Subscriber License Fee set forth in the table above shall be increased by a percentage equal to the greater of (x) the annual percentage increase in the Consumer Price Index for All Urban Consumers (CPI-U) for the U.S. City Average for “All Items” during the twelve month period immediately preceding such Rate Increase Date, and (b) 3%.

Reports:

On or before March 1 of each year (commencing with March 1, 2016), Licensee will report to Rovi total Subscribers for the Licensee Property during the immediately prior December, January and February, as well as the average number of Subscribers for the Licensee Property during such months. Such report will be in the form set forth in Exhibit 1 to this Order Form and include copies of Licensee’s and any Web Analytics Provider’s reports and data used to complete such form.

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This Data License and Service Agreement shall consist of this Order Form and the attached Terms and Conditions for Data License and Service Agreement (Version: 1/30/2014). This Order Form shall be subject in all respects to such Terms and Conditions and, in the event of a conflict, the Order Form will govern. All capitalized terms used herein shall have the meanings set forth in such Terms and Conditions. The Parties have caused their duly authorized representatives to execute this Agreement and this Agreement shall be effective as of the Effective Date.

ROVI DATA SOLUTIONS, INC.		CUR MEDIA, INC.

Signature:	/s/ Kerry Samovar	Signature:	/s/ Thomas Brophy
Name:	Kerry Samovar	Name:	Thomas Brophy
Title:	Authorized Signatory	Title:	CEO
Date:	July 8, 2014	Date:	July 1, 2014

VEVEO, INC.

Signature:	/s/ Kerry Samovar
Name:	Kerry Samovar
Title:	Authorized Signatory
Date:	July 8, 2014

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EXHIBIT 1

Reporting Form

The following report is due on or before March 1 of each year (commencing with March 1, 2016) in connection with the Data License and Service Agreement between Rovi and CUR Media, Inc. Capitalized terms in this report will have the definitions given to those terms in such agreement.

Licensee Property covered by this report:	The Website and the Application

•	Please attach all data and reports used to complete this form (including reports from Web Analytics Providers).

•	Please list the number of Subscribers for the above listed Licensee Property during the three (3) months indicated below as well as the average number of Subscribers for those months:

	Year	Total Subscribers of Licensee Property
December
January
February
Average of these 3 months:

As a reminder, your fee schedule for License Fees for Initial Term Period Two and the Extended Term is shown below.

Payment Period	Minimum Monthly License Fee
Initial Term Period Two (3/15/2016 – 3/14/2017)

During Initial Term Period Two and each Extended Term, the Minimum Monthly License Fee shall be based on the average number of Subscribers of the Licensee Property during the months of May, June and July immediately preceding Initial Term Year Two or such Extended Term, as the case may be, according to the following chart (the “Minimum Monthly Per-Subscriber License Fee”)

	Average number of Subscribers	Minimum Monthly Per- Subscriber License Fee:
	0 – 250,000	$***
Extended Term	250,001 – 1,000,000	$***
	1,000,001 – 2,000,000	$***
	2,000,001 – 3,000,000	$***
	3,000,001 – 4,000,000	$***
	More than 4,000,000	$***

On the first date of each Extended Term (commencing with the second Extended Term) (each such date, a “Rate Increase Date”), each Minimum Monthly Per-Subscriber License Fee set forth in the table above shall be increased by a percentage equal to the greater of (x) the annual percentage increase in the Consumer Price Index for All Urban Consumers (CPI-U) for the U.S. City Average for “All Items” during the twelve month period immediately preceding such Rate Increase Date, and (b) 3%.

CUR MEDIA, INC.

By:
Name:
Title:

Submission Instructions:

Please scan and e-mail this report to reports@rovicorp.com

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TERMS AND CONDITIONS FOR

DATA LICENSE AND SERVICE AGREEMENT

These Terms and Conditions for Data License and Service Agreement and all appendices, exhibits and attachments (collectively, the “Terms and Conditions”) are by and between Rovi Data Solutions, Inc., a Delaware company with headquarters at 2830 De La Cruz Blvd, Santa Clara, CA 95050 (“RDS”) and Veveo, Inc., a Delaware company with an office at 2830 De La Cruz Blvd, Santa Clara, CA 95050 (“Veveo”) on the one hand, and the Licensee named in the attached Order Form on the other hand (each a “Party” and collectively the “Parties”). For purposes of this Agreement, “Rovi” shall mean (a) Veveo with respect to all matters related to Advanced S&R herein, or (b) RDS with respect to all other matters herein. If and when the Advanced S&R SOW is executed by Licensee and Veveo, RDS and Veveo shall be jointly and severally liable hereunder. By signing the Order Form, Rovi and Licensee enter into this Agreement as of the Effective Date set forth in the Order Form and agree as follows:

1. DEFINITIONS

In addition to other definitions contained in the Agreement, the following definitions shall apply:

“Agreement” shall mean the Data License and Service Agreement, including these Terms and Conditions and the Order Form and all statements of work, appendices, exhibits and attachments thereto.

“Data” shall mean ***

“Developer Portal” shall mean http://developer.rovicorp.com.

“Development Period” shall have the meaning set forth in the Order Form.

“Excerpts” shall mean ***

“Helpdesk” shall mean a password-protected website for Rovi customers, currently located at http://datasolutions.rovicorp.com/.

“Images” shall mean ***

“License Fee” shall have the meaning set forth in the Order Form.

“Licensee” shall have the meaning set forth in the Order Form.

“LicenseeProperty” shall have the meaning set forth in the Order Form.

“Order Form” shall mean the order form attached to these Terms and Conditions, and all appendices, exhibits and attachments thereto.

“Permitted Use” shall have the meaning set forth in the Order Form.

“Rovi” shall have the meaning set forth in the introductory paragraph to these Terms and Conditions.

“Rovi Content” shall mean the Data and Third Party Materials selected in the Order Form.

“Rovi Marks” shall mean those trademarks, service marks, logos and other distinctive brand features of Rovi or its affiliated entities or licensors as designated by Rovi from time to time.

“Rovi Materials” shall mean Rovi Content and the Rovi Marks.

“Subscribers” shall mean, in any month, the total number of (a) paying unique end users of the Licensee Property in such month, and (b) any other unique end user that has viewed, accessed, used or downloaded the Licensee Property in such month (unless such viewing, access, use or download of the Licensee Property was pursuant to, and occurred during, a free initial trial of the Licensee Property, which trial period shall not exceed 30 days).

“Take Down Notice(s)” shall mean any take-down request, claim of infringement or objection to or request to limit or prohibit the continued use and/or publication received from third parties regarding items appearing in the Rovi Materials.

“Term” shall have the meaning set forth in the Order Form.

“Territory” shall have the meaning set forth in the Order Form.

“Third Party Materials” shall mean the ***

“Updates” shall mean the periodic additions, deletions and changes to the Rovi Materials.

“Web Analytics Provider” shall mean the third party web analytics provider as designated by Rovi from time to time. ComScore and/or Nielson/Netratings shall be the initial Web Analytics Provider(s), unless another provider is designated by Rovi.

2. LICENSE GRANTS, LIMITATION & RESERVATION OF RIGHTS & NO EXHAUSTION

2.1 Subject to the terms and conditions of this Agreement, Rovi grants Licensee a limited, non-exclusive, non-transferable right, with no right to sub-license during the Term, to use, display, communicate, reproduce and transmit the Data within the Territory for the Permitted Use. All other uses of the Data are prohibited.

2.2 Subject to the terms and conditions of this Agreement, Rovi further grants Licensee a limited, revocable, non-exclusive, royalty free, fully paid, non-transferable license, with no right to sub-license, to use, reproduce and display in the Territory the Rovi Marks during the Term solely in connection with the obligations set forth in Section 12; provided, however, that such right to use the Rovi Marks shall be at Rovi’s discretion and subject to Rovi’s standards and policies. All use of the Rovi Marks (including any goodwill associated therewith) shall inure to the benefit of Rovi.

2.3 As between Rovi and Licensee, Rovi and its licensors shall exclusively hold all right, title and interest in and to the Rovi Materials including, without limitation, any and all intellectual property and proprietary rights and any derivatives, revisions, enhancements, modifications or condensations. Licensee and third parties receive no ownership rights and, except as expressly provided in this Agreement, Licensee receives no other rights in the Rovi Materials.

2.4 No right or license, express or implied, is granted to Licensee or any third party by estoppel, implication, exhaustion or other doctrine of law, equity or otherwise (a) with respect to any product, content, technology, intellectual property or service of Rovi or its affiliates or licensors, except as expressly set forth in this Agreement, and (b) with respect to any patent or patent application of Rovi or its affiliates or licensors. In addition, nothing in this Agreement shall be deemed to grant to Licensee or any third party the right or license to use Rovi Materials on any platform or device, in any place or in any manner which is not expressly authorized hereunder. Nothing in this Agreement shall be deemed to be a waiver or release of Licensee’s or any third party’s past, present or future obligations to acquire such rights and/or licenses from Rovi or its affiliates or licensors.

2.5 If Licensee provides Rovi with any feedback (e.g. suggested improvements) about any Rovi property, technology, products or services (“Feedback”), Licensee assigns all right, title and interest in and to such Feedback to Rovi and acknowledges that Rovi will be entitled to use, including without limitation, implement and exploit, any such Feedback in any manner without any restriction or obligation. Licensee further acknowledges and agrees that Rovi is not obligated to act on such Feedback.

2.5 If Licensee provides Rovi with any feedback (e.g. suggested improvements) about any Rovi property, technology, products or services (“Feedback”), Licensee assigns all right, title and interest in and to such Feedback to Rovi and acknowledges that Rovi will be entitled to use, including without limitation, implement and exploit, any such Feedback in any manner without any restriction or obligation. Licensee further acknowledges and agrees that Rovi is not obligated to act on such Feedback.

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3. TERM

The Term of this Agreement shall be as set forth in the Order Form.

4. TERRITORY

The scope of the Agreement shall be limited to the Territory as set forth in the Order Form.

5. LICENSEE OBLIGATIONS

In addition to the acknowledgements, obligations and agreements set forth elsewhere in the Agreement, Licensee shall and shall ensure that third parties with access to Rovi Materials agree to, are subject to and comply with the following:

5.1 Implement all Updates immediately and accurately and cease use and display of and comply with the Purge Obligation with respect to content removed from Rovi Materials as a result and also cease to use and display Rovi Materials that are the subject of any Take Down Notice and also comply with the Purge Obligation with respect to such Rovi Materials within the earlier of three (3) calendar days or two (2) business days of receipt of a Take Down Notice (email notification from Rovi constitutes notice).

5.2 Display Third Party Materials, other than Excerpts, solely on Licensee Property and also solely for the purpose of promoting the sale of the products associated with such Third Party Materials (e.g. the sound recording or album associated with an album cover art Image) in each case solely in connection with the Permitted Use. Licensee shall ensure any music related Images and Audio Samples shall be accompanied by a “buy button” (or a link back to a Rovi-branded website page that has a “buy” button) containing an opportunity to purchase an associated sound recording and/or album in each case from a retailer authorized by Rovi. Licensee shall also ensure that music-related Third Party Materials are not used in any way, directly or indirectly, in connection with any games, mash up mixes, alcohol, tobacco, firearms, gambling, feminine hygiene products or male erectile dysfunction products. Licensee shall display Excerpts on the Licensee Property solely in connection with criticism, commentary, news reporting, teaching, scholarship or research that constitutes fair use under the laws and regulations of the United States.

5.3 Not permit or enable any third party to, directly or indirectly, use or obtain any rights in any Rovi Materials in any way except that end users of Licensee Property may view Rovi Materials as displayed on the Licensee Property by Licensee for solely non-commercial, personal uses.

5.4 Not engage in or permit or enable any third party to engage in any of the following, directly or indirectly: modify, copy, reverse engineer, decompile, attack, interfere with, disrupt, disassemble, translate, reconstruct, distort, obscure or permanently store Rovi Materials or use Rovi Materials to enhance or modify any third party property. Licensee acknowledges and agrees that Licensee’s use of Rovi Materials is governed by third party terms of use and policies applicable thereto.

5.5 Not charge any fees or require payment for use of or access to Rovi Materials, not use, permit or enable the use of identification numbers and codes included with the Rovi Materials, directly or indirectly, publicly in any way and not use, permit or enable the use of Rovi Materials, directly or indirectly, in any manner that could be construed as an endorsement of any product, service or person or as a so-called “commercial tie-up” or “commercial tie-in” or any similar use, on file-sharing or social networking websites or applications, or in any way not expressly authorized hereunder.

5.6 Not use, combine or distribute Rovi Materials in any manner that would cause Rovi Materials, in whole or in part, to become subject to any of the terms of an open source license, and Licensee acknowledges and agrees that nothing in this Agreement grants Licensee or any third party the right to do the foregoing.

5.7 Not use, permit or enable the use of Rovi Materials, directly or indirectly, in connection with any illegal, libelous, obscene or pornographic content or activity that violates any laws, rules, regulations or third party rights. Licensee represents and warrants that the Rovi Record Label Questionnaire signed by Licensee and provided to Rovi is and shall remain true and correct at all times and that Licensee shall not at any time be in litigation with any major music label or be in receipt of a notice of a dispute with any major music label.

5.8  Comply with the terms of Appendix 1 of this Agreement.

6. ROVI’S OBLIGATIONS

In addition to the acknowledgements, obligations and agreements set forth elsewhere in the Agreement, Rovi shall:

6.1 Make the Rovi Materials available to Licensee electronically as set forth in the Order Form or by an electronic delivery method that is mutually agreed to by the Parties, and in a format mutually agreed to by the Parties, provided that Rovi may at any time discontinue providing, terminate availability of and require Licensee to immediately cease using any Rovi Materials, including but not limited to if such content becomes unavailable to Rovi or subject to a Take Down Notice, at which time all rights and licenses granted by Rovi hereunder in and to such Rovi Materials shall immediately terminate.

6.2 ***

6.3 Make the Helpdesk available ***

7. LICENSE FEES, REPORTS AND PAYMENTS

7.1 For the Term of this Agreement, and in full and sole consideration of the licenses and rights granted in this Agreement, Licensee shall pay to Rovi, by wire transfer or check or other payment method agreed to by Rovi, the License Fee(s) set forth in the Order Form in US dollars within thirty (30) days of commencing each applicable time period for which payment is due (e.g. if a monthly License Fee is due then Licensee shall pay Rovi such fee each month within thirty (30) days of the commencement of each month) and any transaction fees related to such payment, including but not limited to returned check fees. All amounts paid to Rovi under this Agreement are nonrefundable.

7.2 Licensee shall submit to Rovi all reports and information, if any, as required in this Agreement as well as such other information as reasonably requested by Rovi from time to time, provided that Licensee shall not at any time provide any personally identifiable information about any party to Rovi, except as mutually agreed to by the Parties. Such reports and information shall be complete and accurate. Licensee shall provide copies of any data and other materials used to complete such reports. Licensee shall maintain complete and accurate records and data to back up such reports for a rolling three-year period. If Licensee fails to timely and accurately provide any such information and/or report, Rovi may, in its sole discretion, charge License Fees from any tier set forth in the Order Form.

7.3 Any payments not received by Rovi when due shall carry finance charges computed at the lesser of one and one half percent (1.5%) per month or the highest amount permitted by law. Notwithstanding anything in this Agreement to the contrary, if payment of any License Fee is more than thirty (30) days past due, Rovi may stop providing Licensee with access to the Rovi Materials without notice, and during any such period of suspension, the terms of this Agreement shall continue in full force and effect, including all payment obligations. Licensee shall reimburse Rovi for all reasonable collection fees incurred during the collection of overdue payment amounts, including reasonable attorneys’ fees. The foregoing shall not be Rovi’s exclusive remedy for late payment.

7.4 Rovi shall have the right to inspect the books, records and operations of Licensee as they pertain to the fees payable to Rovi hereunder and compliance with this Agreement. Such examination shall take place during normal business hours, at Licensee’s place of business, upon reasonable notice to Licensee, at Rovi's sole cost and expense (however, if a discrepancy of over twenty percent (20%) is found in good faith, Licensee shall pay the reasonable cost of the audit), and not more than once per calendar year. Any such inspection must be undertaken within one (1) year after the end of the calendar year being inspected.

7.5 ***

7.6 Licensee agrees to pay all sales tax, use tax, value added tax, goods and services tax, transaction tax or similar excise tax due to any taxing authority with respect to transactions resulting from this Agreement. If Rovi is required by any taxing authority to collect and remit any such taxes to a taxing authority, Rovi shall invoice any such taxes to Licensee and Licensee shall pay Rovi for such taxes.

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8. CONFIDENTIALITY

Neither Party shall disclose the other Party’s confidential information, the terms or existence of this Agreement or discussions between the Parties to any third party without the prior written consent of the other Party. Confidential information means the other Party’s business and/or technical information which a) is in written, recorded, graphical or other tangible form and is marked "Confidential" or “Trade Secret” or similar designation, b) is in oral form and identified by the Discloser as "Confidential" or “Trade Secret” or similar designation at the time of disclosure, or c) the nature of which could reasonably be construed to be confidential. These confidentiality obligations shall not apply to the extent information is (i) lawfully in the public domain, (ii) lawfully possessed by the recipient before disclosure by the other Party, (iii) lawfully disclosed to a Party by a third party without obligation of confidentiality, (iv) independently developed by a Party without reference to or use of the other Party’s proprietary or confidential information, or (v) legally required to be disclosed, provided the compelled Party shall seek maximum confidential treatment available (including through a protective order if available), and shall provide reasonable advance notice to the other Party so that the other Party may seek confidential treatment.

9. INDEMNITIES

9.1 Rovi’s Indemnity: Rovi shall indemnify, hold harmless and defend Licensee and its employees, officers, directors and agents (“Licensee Indemnified Parties”) from and against any and all claims made or brought by a third party, including, without limitation, judgments, settlements, liabilities, damages, expenses, penalties and fees (collectively, “Claims”), that arise out of or relate to any Claim arising because the Data as used in full compliance with this Agreement is found to infringe on such third party’s copyrights or trademark rights under United States law. The foregoing indemnity obligation shall be Licensee’s sole remedy with respect to claims of intellectual property infringement. Rovi shall conduct the defense of all such Claims, at its own expense, subject to Licensee’s right to participate with its own counsel at its expense and to approve any settlement that purports to bind Licensee. Notwithstanding the foregoing or anything in this Agreement to the contrary, Rovi shall have no obligation to indemnify, hold harmless or defend the Licensee Indemnified Parties or other third parties for any Claims arising from or based upon the following, regardless of whether expressly permitted herein: (i) the combination or use of Rovi Materials with any non-Rovi Materials not provided by Rovi, if such Claim would not have arisen but for such use or combination, (ii) any modification to the Rovi Materials, (iii) any specifications, designs or instructions provided to Rovi by or on behalf of Licensee, (iv) the failure to immediately or accurately install an Update, if such Claim could have been avoided by the immediate and accurate installation of such Update, or (v) any use of Rovi Materials that is not authorized by Rovi or breach of this Agreement, in each case by Licensee or any third parties.

9.2 Licensee’s Indemnity: Licensee shall indemnify, defend, and hold harmless Rovi and its affiliates, successors, assigns and licensors and their respective members, officers, directors, advertisers, employees, licensors, and agents from and against any Claims made or brought by third parties arising out of the actual breach of this Agreement; the Licensee Property, excluding Claims based solely upon the Rovi Materials used in full compliance with this Agreement; and illegal or unauthorized use of Rovi Materials by third parties. Licensee shall conduct the defense of all such Claims, at its own expense, subject to Rovi’s right to participate with its own counsel at its expense and to approve any settlement that purports to bind Rovi.

9.3 Disclaimer of Representations and Warranties. ROVI EXPRESSLY DISCLAIMS ALL REPRESENTATIONS AND WARRANTIES OF ANY KIND, EXPRESS OR IMPLIED, INCLUDING, WITHOUT LIMITATION, THE WARRANTIES OF TITLE, NON-INFRINGEMENT, MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

9.4 Limitation of Liability. EXCEPT AS SET FORTH IN SECTION 9.1, IN NO CASE SHALL ROVI OR ITS AFFILIATES BE LIABLE FOR ANY CLAIMS BY THIRD PARTIES. ROVI SHALL NOT BE LIABLE FOR ANY LOSS OR DAMAGES ARISING OUT OF OR CAUSED BY THE USE AND/OR ACCESS TO THE ROVI MATERIALS TO THE EXTENT ARISING FROM ANY FAILURE TO COMPLY WITH THE TERMS OF THIS AGREEMENT BY LICENSEE OR ANY THIRD PARTY. NOTWITHSTANDING ANYTHING IN THIS AGREEMENT TO THE CONTRARY, IN NO CASE SHALL THE AGGREGATE LIABILITY OF ROVI OR ITS AFFILIATES ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT (INCLUDING WITHOUT LIMITATION ANY INDEMNITY OBLIGATIONS) EXCEED ***. EXCEPT WITH RESPECT TO LICENSEE’S OBLIGATIONS SET FORTH IN SECTION 9.2 OR WITH RESPECT TO A CLAIM AGAINST LICENSEE ARISING FROM A BREACH OF INTELLECTUAL PROPERTY OR PROPRIETARY RIGHTS OF ROVI OR ITS AFFILIATES OR USE OF ROVI MATERIALS BY LICENSEE OR ITS AFFILIATES IN VIOLATION OF THIS AGREEMENT, IN NO EVENT SHALL EITHER PARTY BE LIABLE FOR ANY INCIDENTAL, SPECIAL, CONSEQUENTIAL, PUNITIVE, OR INDIRECT DAMAGES EVEN IF SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. ***

10. TERMINATION

10.1 In the event of a material breach of this Agreement, the non-breaching Party shall have the right to terminate this Agreement effective thirty (30) days after specific notice of such material breach to the other Party, absent cure thereof within such thirty (30) days, provided that in the case of a breach that is not possible to cure and also on the third occasion of any failure by Licensee to pay the License Fee, in each case such thirty (30) day cure shall not be required and termination shall be effective immediately upon written notice. In addition, the occurrence of any of the following shall constitute an actionable material breach that it is not possible to cure: If a Party is or is declared to be insolvent, bankrupt or unable to pay its debts when due, makes an assignment for the benefit of its creditors or institutes or becomes the subject of a proceeding relating to its solvency, bankruptcy or liquidation or any other form of relief for debtors or for the appointment of a receiver, trustee, liquidator or similar official in respect of its assets. Notwithstanding anything herein to the contrary, Rovi relies on unrelated third parties to compile and supply certain Rovi Materials and as such they may be subject to various inaccuracies which shall not be deemed a breach of this Agreement. Termination of this Agreement by any Party pursuant to the terms hereof will not act as a waiver of any breach of this Agreement and will not act as a release of either Party from any accrued liability or obligation.

10.2 Upon the termination of this Agreement and/or termination of Licensee’s rights with respect to any Rovi Materials for any reason, all rights and licenses granted by Rovi herein to Licensee and any third parties, if applicable, in such Rovi Materials shall terminate, and Licensee shall, and shall ensure any third parties with access to Rovi Materials, also immediately comply with the Purge Obligation with respect to such Rovi Materials. “Purge Obligation” shall mean the obligation by Licensee and any third parties with access to Rovi Materials to (1) destroy all copies of Rovi Materials, in any form, and purge all copies of Rovi Materials from the Licensee Property and from any documents, computers, servers, technology and any other storage device or medium under Licensee’s ownership, access or control or in which any materials have been placed and (2) destroy all written or tangible materials and media containing Rovi Materials. Licensee shall certify in writing to Rovi regarding such complete purge, cessation and destruction and to the effect that, to the best of Licensee’s knowledge, the Rovi Materials are not stored, through Licensee’s acts or omissions, accidental or otherwise, on any storage device or medium not currently under Licensee’s control.

11. FORCE MAJEURE

Except for obligations of Confidentiality and obligations of payment, the executory obligations of the Parties hereunder shall be excused without liability to the extent, but only to the extent, delayed or prevented by earthquake, storm, flood, fire, explosion, power failure beyond the reasonable control of the affected Party or civil insurrection (collectively, “Force Majeure”), provided that written notice of such Force Majeure is given by the affected Party to the other within twenty (20) days of such Party's becoming affected by the Force Majeure. At the election of the Party not directly affected by a Force Majeure, a period of time equal to the duration of any suspension of performance by the other Party as a result of a Force Majeure shall be added to the end of the then current Term of this Agreement, and such Term shall be accordingly extended.

12. COPYRIGHT NOTICES AND ATTRIBUTION

Licensee shall display Rovi’s “powered by Rovi” logo (subject to Rovi’s brand guidelines on the Helpdesk or Developer Portal) on each page of the Licensee Property displaying Rovi Content and on the Licensee Property’s landing screen/splash display or home page (or equivalent display) and “About” page (or equivalent display). Writer attribution must be displayed at the end of all biographies, reviews and synopses. Rovi may modify the foregoing attribution, at any time, upon thirty (30) days prior written notice (notice by e-mail or posting to the Helpdesk or Developer Portal constitutes notice). Licensee shall display without modification applicable attribution, indications of authorship or ownership and copyright notices as set forth in this Agreement or otherwise included with any Rovi Materials.

13. GENERAL

13.1 Publicity: Rovi may issue press releases stating that Licensee has signed this Agreement, subject to Licensee’s approval as to form and content, with such approval not to be unreasonably withheld. Otherwise neither party shall issue any press release regarding this Agreement. Notwithstanding anything to the contrary herein, Rovi may at any time “line list” Licensee (and Licensee’s logo) as an authorized Rovi licensee or reference Licensee (and Licensee’s logo) as a customer in web sites, earnings releases and other investor communications, marketing materials, presentations or customer lists which lists may be shared by Rovi with third parties, including, without limitation, rights holders in the Rovi Materials.

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13.2 Entire Agreement: Each Party acknowledges that it has read this Agreement, understands it, and agrees to be bound by its terms. The Agreement represents the entire understanding of the Parties with respect to the subject matter hereof and supersedes all prior agreements, negotiations, understandings, representations, statements and writings among the Parties relating thereto with regard to the subject matter hereof. No modification, alteration, waiver or change in any of the terms of this Agreement shall be valid or binding upon the Parties hereto unless made in writing and duly executed by both of the Parties hereto.

13.3 Law/Jurisdiction: This Agreement shall be governed by and interpreted in accordance with the laws of the State of California and the United States of America without regard to the principles of conflicts of law and subject to the sole jurisdiction of the federal and state courts sitting in Santa Clara, California. Should any part of this Agreement be held unenforceable or in conflict with the applicable laws or regulations of any jurisdiction, the invalid or unenforceable part or provision shall be replaced with a provision which accomplishes, to the extent possible, the original business purpose of such part or provision in a valid and enforceable manner, and the remainder of this Agreement shall remain binding upon the Parties.

13.4 Assignment: Licensee shall not directly or indirectly assign or transfer (e.g. through a transfer of assets) this Agreement in whole or in part (including, without limitation, Licensee’s rights and/or obligations hereunder) without Rovi’s express prior written consent. In addition, if Licensee directly or indirectly acquires, is acquired by or consolidates, merges or otherwise combines with a third party during the Term (i.e. through a transaction or series of transactions that would not require consent pursuant to the immediately prior sentence), then the licenses and rights granted in this Agreement by Rovi (including, without limitation, any rights to use Rovi Materials) shall not extend to such third party or any of its properties, businesses or services.

13.5 Independent Contractors: The Parties acknowledge that they are dealing with each other as independent contractors. Nothing in this Agreement may be construed as creating or constituting an employer-employee relationship, a partnership, a joint venture, or any agency between the Parties.

13.6 Notices: Unless otherwise instructed by Licensee in a written notice provided in accordance with this Section, all invoices and other correspondence given to Licensee relating to billing matters shall be addressed to the person and address indicated in the Licensee Billing Contact Information section of the Order Form and all other notices hereunder to Licensee shall be addressed to the person and address indicated in the Licensee Notice Contact Information section of the Order Form. Unless otherwise instructed by Rovi in a writing provided in accordance with this Section, all notices given to Rovi hereunder shall be addressed to Rovi at the addresses set forth below:

Rovi Data Solutions, Inc.	With Copy To:
2830 De La Cruz Boulevard	Rovi Data Solutions, Inc.
Santa Clara, California 95050	1168 Oak Valley Drive
Attn: General Counsel	Ann Arbor, MI 48108
Attn: Legal

Except as otherwise provided herein, all notices shall be in writing and personally delivered or served by certified mail, return receipt requested, or by overnight mail service such as Federal Express, all charges pre-paid. Except as otherwise provided herein, notices shall be deemed to be received upon the earlier of (a) actual receipt or (b) three (3) days after such notice is provided by the sender to the applicable delivery service for delivery. The failure or refusal of the recipient to accept or receive notice given hereunder does not affect the validity of the notice.

13.7 Survival: The provisions of the sections entitled: Confidentiality, Indemnities, Termination, and General hereof as well as any accrued payment obligations and provisions relating to Taxes shall survive termination or expiration of this Agreement for any reason.

13.8 Waiver: Waiver by either Party of a default or breach or a succession of defaults or breaches, or any failure by either Party to enforce any rights hereunder, shall not be deemed to constitute a waiver of any subsequent default or breach with respect to the same or any other provision hereof, and shall not deprive such Party of any right to terminate this Agreement arising by reason of any subsequent default or breach.

13.9 Headings: The headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

13.10 Counterparts: This Agreement may be executed by facsimile or email and in counterparts, each of which (including signature pages) shall be deemed an original, but all of which together shall be deemed one and the same instrument.

13.11 Attorneys Fees: The prevailing Party shall be entitled to reasonable attorney’s fees, costs and related expenses arising out of any action to enforce this Agreement.

13.12 Third Party Beneficiaries: Nothing in this Agreement should be construed to confer any rights to third party beneficiaries; provided that Rovi’s licensors shall each be third party beneficiaries of this Agreement and shall be entitled to enforce all rights of Rovi hereunder as if they were a party hereto.

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APPENDIX 1

ROVI CLOUD SERVICES API

1. LICENSE GRANTS

1.1 Subject to the terms and conditions in this Agreement, Rovi grants to Licensee during the Term a limited, non-exclusive, non-transferable right, with no right to sub-license, to access and use the Data API during the Term in the Territory solely to access and display on the Licensee Property for the Permitted Use the Rovi Content provided by Rovi via the Data API in connection with the Permitted Use. “Data API” means the programmatic web application programming interface(s), code and associated tools and documentation as provided and modified by Rovi which will display certain Rovi Content as released from Rovi from time to time, as part of its Rovi Cloud Services service subject to the limitations and conditions described in this Agreement.

1.2 Licensee grants Rovi a paid-up, royalty-free, nonexclusive, worldwide, irrevocable right and license, to use and display the trade names, logos, domain names, and other distinctive brands associated with Licensee and the Licensee Property for inclusion in web sites or other marketing materials as provided herein or to otherwise promote that Licensee uses the Rovi Materials and to use and display the Licensee Property for demonstration purposes at trade shows or other industry events and for other marketing purposes.

2. ADDITIONAL TERMS AND CONDITIONS

In addition to and subject to the terms and conditions set forth elsewhere in this Agreement, Licensee agrees to the following:

2.1 Rovi reserves the right to modify and/or release new versions of the Data APIs and Licensee shall use and implement the most recent version (and cease all use of any prior versions) within ninety (90) days of Rovi commercially releasing such new version.

2.2 Licensee may only access Licensee’s account with the unique security keys, tokens, passwords and/or other credentials issued to Licensee by Rovi solely in connection with the Permitted Use (collectively, the “Keys”). Licensee is fully responsible for all activities that occur using its Keys, regardless of whether such activities are undertaken by Licensee or a third party. Licensee is also responsible for maintaining up-to-date and accurate information (including a current email address) for its account.

2.3 Rovi may limit the maximum file size that may be accessed via the Data APIs. For purposes of this Agreement, the total Keys issued shall be determined by Rovi and the number of API Calls made by Licensee shall be calculated by Rovi in its sole discretion. “API Call” shall mean any query, request for information, search request or other call to or via the Data APIs.

2.4 Only Data and Third Party Materials Rovi deems to be a part of the packages expressly selected in the Order Form and licensed to Licensee under this Agreement shall be included in the terms “Data” and “Third Party Materials”. Licensee has no rights to use in any manner any materials delivered via Data APIs which are not deemed by Rovi to be part of the products and packages expressly licensed to Licensee in this Agreement, even if, as a technical matter, Rovi provides additional materials to Licensee via Data APIs.

2.5 Licensee shall submit to and comply with the Rovi Cloud Services Customer Application Design Review Process described in Exhibit 1 to this Appendix.

3. MISCELLANEOUS

The term “Rovi Materials” as used in the Terms and Conditions shall include the Data APIs. In case of any conflict between Appendix 1 and this Agreement, Appendix 1 shall govern with respect to the Data APIs and the other matters set forth in this Appendix 1.

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Exhibit 1 to Appendix 1

Rovi Cloud Services

Customer Application Design Review Process

***

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FIRST AMENDMENT TO

DATA LICENSE AND SERVICE AGREEMENT

This first amendment (“Amendment”) is to amend that certain Data License and Service Agreement, dated July 1, 2014, including any amendments, supplemental agreements and exhibits thereto, between CUR Media, Inc., a Delaware corporation, and Rovi Data Solutions, Inc., a Delaware corporation (“Agreement”). Any terms which are used below and which are defined in the Agreement shall have the same meanings and definitions as set forth in the Agreement, unless otherwise indicated.  This Amendment shall constitute the parties’ agreement to modify the Agreement as hereinafter provided effective as of September 8, 2014.

RECITALS

WHEREAS, the parties wish to amend the Agreement as set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is agreed to by the parties, the Agreement is amended as follows:

1.	The Section of the Order Form titled “Rovi Content” is hereby amended by deleting the “Rovi Content delivered via FTP” box contained therein in its entirety and replacing it with the following:

Rovi Content delivered via FTP

Rovi Music

☒ Inform (☒NA,  ☒EU, ☒UK)

☒ Discover (☒NA, ☒EU, ☒UK)

☐ Rovi Cross Category Links

☒ Influence (☒NA, ☒EU, ☒UK)

☐  Experience

☒ Experience Images

(☒NA, ☒EU, ☒UK)

☐ Premium Artist Images - Getty

(☐NA, ☐EU, ☐UK)

☐ Social Media Content

(☐NA, ☐EU, ☐UK)

☐ Audio Samples

(☐US, ☐UK)

This Amendment is incorporated by reference and made an integral part of the Agreement.  Except as specifically set forth herein, the terms and conditions of the Agreement remain in full force and effect. This Amendment represents the entire understanding of the parties with respect to the subject matter hereof and supersedes all prior or contemporaneous agreements, negotiations, understandings, representations, statements and writings among the parties regarding the subject matter hereof.  This Amendment to the Agreement shall be binding on the parties when signed on behalf of each party and delivered to the other party (which delivery may be accomplished by facsimile or email transmission of the signature pages hereto). It is the intention of the parties hereto, that in the event of any conflict between the terms of this Amendment and the Agreement, this Amendment shall prevail as to the subject matter herein.

Agreed:

ROVI DATA SOLUTIONS, INC.		CUR MEDIA, INC.

Signature:	/s/ Kerry Samovar	Signature:	/s/ John Egazarian
Name:	Kerry Samovar	Name:	John Egazarian
Title:	Authorized Signatory	Title	VP Mobile Solution Delivery
Date:	September 18, 2014	Date:	September 11, 2014

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Portions of this document have been redacted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended. Redacted portions are indicated with the notation “***”.

SECOND AMENDMENT TO

DATA LICENSE AND SERVICE AGREEMENT

This second amendment (“Amendment”) is to amend that certain Data License and Service Agreement, dated July 1, 2014, including any amendments, supplemental agreements and exhibits thereto, between CUR Media, Inc., on the one hand, and Rovi Data Solutions, Inc. and Veveo Inc., on the other hand (“Agreement”). Any terms which are used below and which are defined in the Agreement shall have the same meanings and definitions as set forth in the Agreement, unless otherwise indicated. This Amendment shall constitute the parties’ agreement to modify the Agreement as hereinafter provided effective as of September 18, 2014 (“Amendment Effective Date”).

RECITALS

WHEREAS, the parties wish to modify the Agreement as expressly provided herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is agreed to by the parties, the Agreement is amended as follows:

1. The Section of the Order Form titled “License Fee” is hereby deleted in its entirety and replaced with the following:

License Fee:

Licensee shall pay Rovi the following License Fees for Rovi Content and Search, Recommendations & Conversation. The Search, Recommendations and Conversation Monthly License Fee shall include the support services set forth in the Service Level Agreement attached hereto as Appendix 3

	Payment Period	Monthly License Fee
	Development Period	Rovi Content: $*** per mont
	Initial Term Period One (Launch Date – 3/14/2016)	Rovi Content: $*** per month Search and Recommendations and Conversation: $*** per month
Initial Term Period Two (3/15/2016 – 3/14/2017)

During Initial Term Period Two and each Extended Term, the Monthly License Fee shall be based on the average number of Subscribers of the Licensee Property during the months of December, January and February immediately preceding Initial Term Period Two or such Extended Term, as the case may be, according to the following chart (the “Total Monthly License Fee”):

	Extended Term	Average number of Subscribers	Rovi Content Monthly License Fee:	Search, Recommendations and Conversation Monthly License Fee:	Total Monthly License Fee:
		0 – 250,000	$***	$***	$***
		250,001 – 1,000,000	$***	$***	$***
		1,000,001 – 2,000,000	$***	$***	$***
		2,000,001 – 3,000,000	$***	$***	$***
		3,000,001 – 4,000,000	$***	$***	$***
		More than 4,000,000	$***	$***	$***

On the first date of each Extended Term (commencing with the second Extended Term) (each such date, a “Rate Increase Date”), each Monthly License Fee set forth in the table above shall be increased by a percentage equal to the greater of (x) the annual percentage increase in the Consumer Price Index for All Urban Consumers (CPI-U) for the U.S. City Average for “All Items” during the twelve month period immediately preceding such Rate Increase Date, and (y) 3%.

Non-Recurring Engineering:

The NRE fees for Rovi to provide the Professional Services outlined in Appendix 2 will be $***, payable as set forth in Appendix 2.

Reports:

On or before March 15 of each year (commencing with March 15, 2016), Licensee will report to Rovi total Subscribers for the Licensee Property during the immediately prior December, January and February, as well as the average number of Subscribers for the Licensee Property during such months. Such report will be in the form set forth in Exhibit 1 to this Order Form and include copies of Licensee’s and any Web Analytics Provider’s reports and data used to complete such form.

2. The Agreement is amended to include the new Appendix 2 which is attached to this Amendment.

3. Exhibit 1 of the Agreement is hereby deleted in its entirety and replaced with the Exhibit 1 attached hereto.

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This Amendment is incorporated by reference and made an integral part of the Agreement. Except as specifically set forth herein, the terms and conditions of the Agreement remain in full force and effect. This Amendment represents the entire understanding of the parties with respect to the subject matter hereof and supersedes all prior or contemporaneous agreements, negotiations, understandings, representations, statements and writings among the parties regarding the subject matter hereof. This Amendment to the Agreement shall be binding on the parties when signed on behalf of each party and delivered to the other party (which delivery may be accomplished by facsimile or email transmission of the signature pages hereto). It is the intention of the parties hereto, that in the event of any conflict between the terms of this Amendment and the Agreement, this Amendment shall prevail as to the subject matter herein.

Agreed:

ROVI DATA SOLUTIONS, INC.		CUR MEDIA, INC.

Signature:	/s/ Kerry Samovar	Signature:	/s/ John Egazarian
Name:	Kerry Samovar	Name:	John Egazarian
Title:	Authorized Signatory	Title	VP Mobile Solutions Delivery
Date:	September 18, 2014	Date:

VEVEO, INC.

Signature:	/s/ Kerry Samovar
Name:	Kerry Samovar
Title:	Authorized Signatory
Date:	September 18, 2014

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Appendix 2

Professional Services Terms and Conditions

1. Professional Services

A. Specifications; Scope of Professional Services. Rovi will use commercially reasonable efforts, in accordance with this Appendix 2, to perform the following services (the “Professional Services”):

i.

Description of Professional Services: Rovi will develop search, recommendations and conversation functionality (the “Work Product”) for Licensee’s Application, including but not limited to the following services:

a)	Rovi will integrate Licensee’s asset IDs into the Work Product.
b)	Rovi will provide Professional Services to develop the Work Product according to the specifications mutually agreed to by Rovi and Licensee.
c)	Rovi will work with Licensee during development stages to help Licensee incorporate the Work Product into Licensee’s Application.
d)	Rovi will provide the “Rovi Deliverables” set forth in Section 3B below.

B. Location where Professional Services are to be performed: Rovi’s offices.

C. Assumptions. Rovi has assessed the project requirements and resources necessary to carry out the Professional Services, based on the following assumptions:

i.	Rovi will receive Licensee Deliverables as described herein.
ii.

Licensee will make available a project manager (as described below) and, to the extent reasonably necessary in connection with the Professional Services, development engineers and quality assurance and test engineers.

iii.	Licensee will participate in regular project and engineering meetings and conference calls as required in connection with the Professional Services.
iv.	Licensee will resolve all open issues and action items in a timely manner.
v.	Licensee will perform any work that is not required to be performed by Rovi pursuant to this Appendix 2.
vi.	Licensee will host the Licensee Application.
vii.	Licensee will maintain rights to the media assets provided to Subscribers via the Licensee Application.
viii.	Licensee will maintain rights to all Licensee systems and technology.
ix.

Licensee will develop web-based interfaces and Subscriber Clients that leverage the S, R &C APIs, as defined in Section 6A below. “Client” means a common form of software architecture, in which a server contains information or other resources, and clients request the information or resource.

x.	Licensee will define the Licensee Application asset ID’s to be used by the Work Product. Certain IDs may not be matched with Rovi’s music metadata catalog.
xi.	Licensee will provide access to relevant Customer systems to enable System integration and testing
xii.

Rovi and Licensee will work together to perform load and performance testing on the Licensee Application as per a mutually agreed upon acceptance test plan that will test anticipated features, performance and results.

xiii.	Rovi and Licensee will work together to determine the specifications for the Work Product.
xiv.	Rovi and Licensee will work together to develop a plan to either include or exclude unmatched tracks.
xv.	Rovi and Licensee will work together to establish a framework for the API ID spaces (e.g. artists, albums, tracks and playlists).
xvi.	Rovi and Licensee will work together on integration testing for Licensee’s systems and the Work Product.
xvii.	Rovi and Licensee will work together on end-to-end testing for Licensee Application.
xviii.	Rovi and Licensee will enable communications between Licensee and Rovi personnel to address design and implementation considerations.
xix.	Rovi will maintain the Work Product performance and up-time as set forth in the Service Level Agreement attached hereto as Appendix 3.
xx.	***

D. Program Manager. In connection with the Professional Services, each Party shall designate a program manager to make decisions with respect to actions to be taken by the Party in the ordinary course of day-to-day management of the Professional Services in accordance with this Agreement.

i.	For Licensee: Tom Everson, Email: teverson@curmusic.com, Telephone: (860) 430-1520.
ii.	For Rovi: ***

2. Licensee Deliverables. Rovi’s delivery of Professional Services is subject to Licensee’s timely provision of the items listed in this Section 2 and in Section 3B below, as well as any other information and other deliverables reasonably requested by Rovi for completion of the Professional Services (collectively, “Licensee Deliverables”). Rovi shall not be liable to Licensee for delays due to Licensee’s failure to provide information or other deliverables on a timely basis.

i.	Full catalog of metadata
ii.	Initial editorial playlists

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3. Dates

A. Dates: Professional Services will commence on *** and will be deemed completed upon Licensee’s acceptance of the Work Product pursuant to Section 5B below.

B. Dates for Product & Feature Deliverables

Item	Rovi Music API v. 2.0*	Owner	Estimated Delivery	Dependency
1	Search: Artist search	Rovi	***
2	Search: Album search	Rovi	***
3	Search: Track search	Rovi	***
4	Search: Song Cluster (groupings in search results by common song tilte)	Rovi	***
5	Search: Album Cluster (groupings in search results by common album title)	Rovi	***
6	Search: Universal / Flat search (all of the above in 1 results list)	Rovi	***
7	Search: Spell correction	Rovi	***
8	Search: Abbreviations / multiprefix	Rovi	***
9	Reco: Similar Artists (artist seed returns artists related to the seed)	Rovi	***
10	Reco: Artist-based Playlist (artist seed returns playlist of tracks based on the artist seed)	Rovi	***
Item	Data Ingestion	Owner	Estimated Schedule	Dependency
11	Licensee to provide catalog of CUR metadata	Licensee	***
12	Licensee to provide Editorial and User-Created Playlists (initial set)	Licensee	***
13	Rovi to provide count of successfully matched tracks in CUR catalog and un-matched data table	Rovi	***	item 11
14	Rovi / Licensee agree on plan for unmatched tracks (inclusion / exclusion)	Rovi	***	item 13
15	Search server with *** data	Rovi	***
Item	Profile/Signature Creation	Owner	Estimated Delivery	Dependency
16	Licensee to provide Profile ID name space	Licensee	***
17	Licensee / Rovi plan for Facebook authentication tokens for Rovi to augment signature (ongoing)	Rovi and Licensee	***
18	Rovi to provide documentation/training on Rovi Notification API for specified User Activity	Rovi	***	Items 16 & 17
Item	Rovi Music API v. 2.1 (Personalized Discovery)	Owner	Estimated Delivery	Dependency
19	API returns Licensee IDs for Tracks (and other categories as agreed)	Rovi	***	Item 18
20	Signature: Notification APIs for specified User Activity (search, browse, listen, etc.)	Rovi	***	Item 18
21	Signature: all API calls return results sorted based on User Signature (Not including FB. Results with FB timeline TBD)	Rovi	***	Item 18
22	Reco: Multiple Artist Playlist (artist + artist + n artist seed returns playlist of tracks based on seed)	Rovi	***
23	Search: editorial or user playlists containing songs by artist matching the search term	Rovi	***	Item 12
24	Search: editorial or user playlists containing song title matching the search term	Rovi	***	Item 12
Item	***	Owner	Estimated Delivery	Dependency
23	Search by artist name	Rovi	***
24	Search by album name	Rovi	***
25	Search by song/track title	Rovi	***
26	Search by genre/style	Rovi	***
27	Search using combination of the above	Rovi	***

*Rovi Music API v. 2.0 functionality (items 1-10) will leverage Rovi data. CUR data set is estimated to be available ***.

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4. Fees; Payments

A. Professional Services Fees: In consideration for the performance of the Professional Services described herein, Licensee will pay Rovi the following fees: ***, plus reimbursable expenses. Licensee shall pay Rovi one-half of the Professional Services Fees *** after a work plan is mutually agreed to ***. Licensee shall pay Rovi the second half of the Professional Services Fees *** upon acceptance of the Work Product pursuant to Section 5B below. The Professional Services Fees are in addition to, and not in lieu of, the monthly License Fees set forth in the Order Form.

B. Payments. Amounts paid hereunder are non-refundable. Rovi may suspend Professional Services if Licensee fails to pay any amounts due under this Agreement after a thirty (30) day grace period. If the Agreement is terminated other than due to Rovi’s breach, Licensee shall pay Rovi all fees due for Professional Services rendered up to the effective date of termination, plus any accrued reimbursable expenses for Professional Services I.

C. Expenses and Invoices. Licensee shall reimburse Rovi for its actual out-of-pocket Professional Services-related expenses, including travel expenses if travel is required. Rovi expenses shall be invoiced at cost and without mark-up. Licensee shall pay Rovi’s invoices for the Professional Services and expenses within fifteen (15) days of receipt of the invoice.

5. Ownership; Acceptance

A. Work Product. As between Rovi and Licensee, Rovi shall own all proprietary rights, including all patent, copyright, trade secret, trademark and other intellectual property rights, in and to the Work Product as well as any project plans or other documents or plans developed by Rovi in connection with providing the Professional Services. Rovi hereby grants Licensee a non-exclusive, non-transferable license to exploit the Work Product as part of the S,R&C API and also subject to the same terms and conditions applicable to the S,R&C API, provided that such license shall immediately terminate if Licensee is in breach of the terms and conditions of this Agreement, unless such breach is cured as provided herein. Licensee hereby grants to Rovi a limited, non-exclusive, royalty-free license during the Term in Licensee’s intellectual property only as necessary in order for Rovi to render the Professional Services contemplated hereunder.

B. Acceptance of Work Product. ***

6. S&R API License Grant; Additional Terms and Conditions

A. S, R & C API License Grant. Subject to the terms and conditions in this Agreement, Rovi grants to Licensee during the Term a limited, non-exclusive, non-transferable right, with no right to sub-license, to access and use the S, R & C API during the Term in the Territory solely internally to retrieve search results and recommendations directly corresponding to such Rovi Content for use internally by Licensee to organize such display of Rovi Content in connection with the Permitted Use. “S, R & C API” means the services selected in the Order Form in the Section titled “Search Recommendation & Conversation,” which services include the programmatic web application programming interface(s), code and associated tools and documentation as provided and modified by Rovi. Any reference to the Data APIs in Appendix 1 to this Agreement shall hereby be extended to include the S, R & C APIs.

B. Return Path Data. Throughout the Term, Licensee shall cause the Licensee Application to send to Rovi return path data, in real-time without delay, for each Subscriber’s use of the Licensee Application. Licensee shall cause Licensee’s privacy policies to allow Rovi to collect, use and on an anonymous basis distribute to third parties, each Subscriber’s information related to such Subscriber’s use of the Licensee Application. To the extent not prohibited by Rovi’s applicable privacy policies, Rovi may collect, use and on an anonymous basis distribute to third parties, each Subscriber’s information related to such Subscriber’s use of the Licensee Application.

C. Specifications. Licensee is solely responsible for determining any specifications provided by Licensee and hereby represents and warrants that any specifications provided by Licensee and any implementation of any specifications provided by Licensee comply with all applicable laws, including, without limitation, copyright laws. Licensee shall indemnify, defend, and hold harmless Rovi and its affiliates, successors, assigns and licensors and their respective members, officers, directors, advertisers, employees, licensors, and agents from and against any Claims made or brought by third parties arising out of any specifications provided by Licensee and/or any implementation of such specifications. Licensee shall conduct the defense of all such Claims, at its own expense, subject to Rovi’s right to participate with its own counsel at its expense and to approve any settlement that purports to bind Rovi. Notwithstanding anything to the contrary, as between Licensee and Rovi, Licensee shall be solely responsible (and Rovi shall have no responsibility) for ensuring that any specifications provided by Licensee comply with all applicable laws, including, without limitation, copyright laws.

D. Termination. Either Party may terminate this Appendix 2 with written notice to the other Party if either Party is in material breach of its obligations with respect thereto (including without limitation failure to provide Deliverables) or an unforeseen material issue arises in the course of rendering the Professional Services that makes completion thereof impossible or not commercially reasonable.

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EXHIBIT 1

Reporting Form

The following report is due on or before March 15 of each year (commencing with March 15, 2016) in connection with the Data License and Service Agreement between Rovi and CUR Media, Inc. Capitalized terms in this report will have the definitions given to those terms in such agreement.

Licensee Property covered by this report:	The Website and the Application

•	Please attach all data and reports used to complete this form (including reports from Web Analytics Providers).

•	Please list the number of Subscribers for the above listed Licensee Property during the three (3) months indicated below as well as the average number of Subscribers for those months:

	Year	Total Subscribers of Licensee Property
December
January
February
Average of these 3 months:

As a reminder, your fee schedule for License Fees for Initial Term Period Two and the Extended Term is shown below.

Payment Period	Monthly License Fee
Initial Term Period Two (3/15/2016 – 3/14/2017)

During Initial Term Period Two and each Extended Term, the Monthly License Fee shall be based on the average number of Subscribers of the Licensee Property during the months of December, January and February immediately preceding Initial Term Year Two or such Extended Term, as the case may be, according to the following chart (the “Total Monthly License Fee”):

Extended Term	Average number of Subscribers	Rovi Content Monthly License Fee:	Search, Recommendations & Conversation Monthly License Fee:	Total Monthly License Fee:
	0 – 250,000	$***	$***	$***
	250,001 – 1,000,000	$***	$***	$***
	1,000,001 – 2,000,000	$***	$***	$***
	2,000,001 – 3,000,000	$***	$***	$***
	3,000,001 – 4,000,000	$***	$***	$***
	More than 4,000,000	$***	$***	$***

On the first date of each Extended Term (commencing with the second Extended Term) (each such date, a “Rate Increase Date”), each Monthly License Fee set forth in the table above shall be increased by a percentage equal to the greater of (x) the annual percentage increase in the Consumer Price Index for All Urban Consumers (CPI-U) for the U.S. City Average for “All Items” during the twelve month period immediately preceding such Rate Increase Date, and (y) 3%.

CUR MEDIA, INC.

By:
Name:
Title:

Submission Instructions:

Please scan and e-mail this report to reports@rovicorp.com

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Appendix 3

Service Level Agreement

This Service Level Agreement ("SLA") shall apply only to the Work Product described in Appendix 2 to the Data License and Service Agreement, dated July 1, 2014 between CUR Media, Inc. and Rovi Data Solutions, Inc. and Vevea, Inc.

1.	SERVICE U PTIME.

A.	Rovi will use commercially reasonable efforts to maintain Service Uptime of at least ***% ("Target Uptime Percentage") during each calendar month of the Term. ***

B.

For purposes of calculating Service Uptime, any impact to Service Uptime (and time attributable to such impact) arising from the following shall be excluded: (a) failure of Licensee's application, technology, systems or connection to the Service and applications, maintenance at Licensee's premises, failure of Licensee's premises hardware or software, failure of any other Licensee-controlled or third party-controlled actions and environment (e.g. power failure, temperature increases, firewall blocking); (b) breach of this Agreement by Licensee or use of the Work Product or Rovi-provided materials by Licensee or any third party that does not comply with applicable Rovi guidelines and instructions; (c) outages due to factors outside of the reasonable control of Rovi and outside Rovi's infrastructure or where the cause is unknown or not able to be identified by Rovi after a reasonable investigation has been conducted by Rovi; and (d) Scheduled Maintenance or outages approved by Licensee. "Scheduled Maintenance" means ***

2.	TRANSACTION RESPONSE TIME.

A.

Rovi will use commercially reasonable efforts to maintain the following Average Monthly Transaction Response Times ("Target Transaction Response Time") during each calendar month of the Term. "Transaction Response Time" means, ***. "Average Monthly Transaction Response Time" means, in any calendar month, the total Transaction Response Times for all transactions in such calendar month, divided by the total number of transactions processed in such calendar month.

i.	Search and Recommendations Target Transaction Response Time:
***

ii.	Conversation Target Transaction Response Time: ***

3.	SERVICE CREDITS.

A	***

B	***

C.

To receive a Service Cred it, Licensee must submit a request by sending an email message to Rovi at (or such other e-mail address as Rovi may designate from time to time) specifying: (a) Licensee's name and the dates and times of each matter for which Licensee is requesting a Service Credit; (b) Licensee's server request logs (in the case of a Service Uptime Credit) and any other information that documents the applicable matter and corroborates Licensee's request for a Service Credit. Any such request must be received by Rovi within thirty (30) days of the end of the month in which the alleged failure to satisfy the Target Uptime Percentage or Target Transaction Response Time occurred. If Rovi confirms that such a Service Credit is due, then Rovi will issue the confirmed Service Credit to Licensee and will apply such Service Credit against any Monthly License Fees payable by Licensee following such confirmation. Service Credits shall not entitle Licensee to any refund or to withhold other payment from Rovi. A Service Credit will be applicable and issued only if the credit amount for the applicable monthly billing cycle is greater than one dollar ($1 USD). Licensee's failure to provide the request and other information as required above will disqualify Licensee from receiving a Service Credit. Licensee shall not be entitled to a Service Credit if it is in material breach of the Agreement or if the applicable matter would not have occurred but for Licensee's breach of the Agreement. In no event shall total Service Credits for any month exceed *** of the Monthly License Fee.

D.

Notwithstanding anything in the Agreement to the contrary, Licensee's sole and exclusive remedy for any failure by Rovi to comply with the obligations set forth in this SLA is the receipt of any applicable Service Credit in accordance with the terms of this SLA.

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Licensee Support

1.

Telephone and E-mail Support. Licensee may contact the Rovi Support team 24 hours per day, 7 days per week via email at or via telephone during business hours Tel: *** and during non-business hours for PO, Pl priority issues Tel: ***. Rovi will assign a designated client services person for Licensee. This person will be assigned at a later date to be mutually agreed on by Rovi and Licensee.

Rovi shall determine the priority that will be assigned to each support email and telephone call submitted to the Rovi Support team in accordance with the priority levels described immediately below. Licensee is solely responsible for any end user support.

Priority		Description
PO	Critical	•	***
Pl	Urgent	•	***
P2	High	•	***
P3	Medium	•	***
P4	Low	•	***

2.

Response. Licensee shall cooperate with Rovi and provide information to Rovi as reasonably requested by Rovi in connection with attempting to resolve and understand any requests or issues reported to the Rovi Support team. Rovi shall use commercially reasonable efforts to respond to such emails and telephone calls in accordance with the response times described in the following table. Any breach of the Agreement by Licensee will terminate Rovi's obligations to provide any support under this SLA. Response times do not guarantee resolution of the issue. Rather, they address the procedures for providing an initial response and follow up communications while the Rovi Support team attempts to address the reported issue. Examples of follow-u p include: an update on the problem status; a request for additional information about the problem; and closing the Rovi help ticket. PO, Pl issues must be reported to Rovi via phone, and initial acknowledgement shall be measured from the time that the telephone call is received. If non-emergency email or telephone call is received outside of Normal Business Hours, then the initial acknowledgement is measured from the start of Normal Business Hours on the following day. Follow up communication shall be measured from the time of the initial acknowledgment by Rovi. "Normal Business Hours" means the hours of 9:00 a.m. to 5:00 p.m. Eastern time, Monday to Friday, excluding Rovi company holidays.

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Priority		Initial Acknowledgement	Estimated Resolution Time (which may be Workaround to a lower priority level)	Notification and Reporting Level	Follow up Communication
PO	Critical	***	***	***	***
P1	Urgent	***	***	***	***
P2	High	***	***	***	***
P3	Medium	***	***	***	***
P4	Low	***	***	***	***

3.	Licensee Responsibilities:

A Licensee is responsible for:

i.	Designating and notifying Rovi of its service contacts authorized to make requests for support and maintenance;

ii.	Allowing Rovi reasonable access to Licensee's systems and relevant data to troubleshoot issues, as required;

iii.	Allowing Rovi reasonable access to Licensee's IT organization and information on Licensee's internal infrastructure as required to diagnose and troubleshoot identified problems, as required;

Exclusions:

Notwithstanding anything in the Agreement to the contrary, in no case shall the aggregate liability of Rovi arising out of a breach by Rovi of its obligations under this SLA exceed ***

Reports:

***

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